Semiannual Report

International
Bond
Fund -
Advisor Class

June 30, 2001

T. Rowe Price


REPORT HIGHLIGHTS
-----------------

International Bond Fund -
Advisor Class

o Weakness of the euro and the yen reduced the returns for U.S. investors in international bonds over the period.

o Emerging market bonds, buoyed by resilient oil prices, advanced while developed market bonds faded.

o Your fund fell 6.65% in the first half, bringing its loss for 12 months to 6.78%. Both results were in line with its benchmarks.

o Global bond markets face significant near-term challenges, but the longer-term outlook remains constructive.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Bond markets around the globe produced mixed returns in local currencies over the first six months of the year. Unfortunately, the dollar's strength turned most local-currency returns in international developed-country bond markets into losses for U.S. investors. The International Bond Fund - Advisor Class had mixed results that were generally in line with its benchmarks.


MARKET ENVIRONMENT

The stronger dollar was the international bond performance killer during the first half of 2001 and for the better part of last year. Since December, the Japanese yen declined 9.0% versus the dollar, the euro fell 9.9%, the pound lost 5.2%, and the Australian dollar dipped 8.4%. These declines diminished the value of investments denominated in these currencies.

Developed Markets Performance
--------------------------------------------------------------------------------

                                                  In Local              In U.S.
6 Months Ended 6/30/01                            Currency              Dollars
--------------------------------------------------------------------------------

Australia                                             0.49%              -8.11%

France                                                1.63               -8.36

Germany                                               1.49               -8.48

Italy                                                 2.01               -8.02

Japan                                                 3.89               -4.87

Spain                                                 1.84               -8.17

United Kingdom                                       -1.43               -7.20

Source: J.P. Morgan.

Economic weakness contributed to these currency trends. Over the past six months, global economies decelerated at a rapid pace, brought on by a sharp decline in new capital investment. In response to the economic slowdown, central banks worldwide eased monetary policy. In an effort to avoid a recession, the Federal Reserve aggressively lowered the key federal funds rate by two and three-quarters percentage points to 3.75%. The impact of falling production and demand led to significant declines in employment. Yet, the combination of slower growth and falling interest rates provided a generally favorable environment for bonds before currency conversion for U.S. investors.

The European Central Bank (ECB) appeared unmoved by the global slowdown and has been stubbornly reluctant to lower interest rates because of inflationary concerns. European economies have been negatively impacted by U.S. and Japanese economic weakness. The German and Italian economies, in particular, continued to show signs of slowing and would welcome further fiscal-policy easing. While we can sympathize with the ECB's inflation-fighting resolve-inflation is running at a multi-year high and well above the targeted rate-we believe the central bank is being too hawkish on inflation.

In Japan, the new Koizumi administration brings serious hope that political and economic reforms will be implemented. However, questions remain as to whether Koizumi can deliver on the planned structural reforms. Restructuring of the banking system and dealing with bad debt problems are key to a longer-term recovery for the Japanese economy. While there is increasing awareness of the structural problems in the banking system, it remains to be seen how and when the situation will be handled. Under Koizumi it is likely to happen more quickly.

Japan's economic data and prospects appear bleak. The economy has suffered a downturn in growth from previously dismal levels, and the prospect of recession looms large. The U.S. economic softness hit Japanese exporters at the same time corporations cut back on capital expenditures. Short-term interest rates are now nearly back at zero, and it appears that the zero interest rate policy will be in effect for at least the intermediate term. The yen continued to lose ground against the dollar and the euro, as June data hinted of deflationary trends in the economy.


PERFORMANCE REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/01                             6 Months            12 Months
--------------------------------------------------------------------------------

International Bond Fund -
Advisor Class                                       -6.65%               -6.78%

J.P. Morgan Global Government
Bond Broad Index, Non- U.S. Dollar                  -6.61                -7.02

J.P. Morgan Non-U.S. Dollar
Government Bond Index                               -6.73                -7.29

The rise in the dollar versus nearly every other major foreign currency over the 6- and 12-month periods offset gains across most international bond markets and produced negative returns for U.S. investors in overseas developed market bonds. The International Bond Fund - Advisor Class lost 6.65% for the six months and 6.78% for the 12 months ended June 30, 2001. The declines were nearly identical to our new performance benchmark, the J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar, and our previous benchmark, the J.P. Morgan Non-U.S. Dollar Government Bond Index.

The new benchmark index has no U.S.-dollar exposure, and we believe this better reflects the non-U.S. diversification benefits of the portfolio, which is the ultimate objective of the fund. Our former benchmark incorporated dollar-denominated emerging market debt (4%). We still have the ability to invest in dollar-denominated emerging market debt and will do so from time to time, but not on a consistent basis.


PORTFOLIO STRATEGY AND REVIEW

At the end of the year, yields in the Japanese market looked unattractively low:
10-year yields started the year at 1.6%. Japanese bond prices surged and generated the best total return among all international developed bond markets. Weakness in the economy and the equity market malaise contributed to the bonds' attraction. Our below-index weighting in Japanese bonds was a negative to relative performance.

Portfolio Diversification
--------------------------------------------------------------------------------

International Bond Fund - Advisor Class
Geographic:

Japan                                                              21%

Germany                                                            14%

France                                                             13%

United States                                                      13%

United Kingdom                                                      5%

Spain                                                               5%

Canada                                                              5%

Other                                                              24%

Based on net assets as of 6/30/01. Percentages reflect the issuing country of the fund's securities. Excludes the effects of forward currency contracts.

Net Currency Exposure:

Euro                                                               46%

Japanese yen                                                       33%

British pound                                                       7%

Canadian dollar                                                     5%

U.S. dollar                                                         4%

Danish krone                                                        2%

Swedish krona                                                       1%

South African rand                                                  1%


More than half of the fund is exposed to European-bloc currencies (including the euro and the British pound). This is a neutral weighting versus the benchmark index and significantly lower than six months ago. Throughout the period, we increased our exposure to the Japanese yen. However, we remain underweight relative to the benchmark. Our underweight position in the yen is offset by a modest overweighting in the dollar bloc, primarily Canada.

We maintained a relatively neutral portfolio duration throughout the period. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of five years means the fund's share price will rise or fall about 5% for each one-percentage-point fall or rise in interest rates.) Over the past six months, we modestly extended the duration of our Japanese holdings.

Several smaller positions provided mixed results over the latest six-month stretch. The fund's 2% stake in European high-yield bonds performed poorly, and a small position in Polish government bonds produced a slight negative return. The fund also makes modest investments in (or underweights) currencies when we think it will add value; these efforts proved mostly profitable during the period.


OUTLOOK

The widely lauded U.S. economy's second-half recovery is looking weaker than previously expected. The bursting of the technology bubble and weakness in the manufacturing sector continue to have negative implications for economies worldwide.

The outlook for European growth is likely to be revised lower this year and next. Inflation should subside over the coming months, after rising in this year's first half, which will allow the ECB to resume cutting interest rates. We believe that interest rates will fall further than is currently discounted by the market over the next few months if food and energy prices decline and the euro strengthens.

We have maintained a neutral position on the euro over the last few months. We see positives for the currency based on valuation and cyclical grounds, but we are waiting until the technical situation improves before moving to an overweight position. Although we remain constructive on the euro, we continue to be negative on the yen. The Japanese economy remains weak and shows no sign of improving.

It's likely that the Bank of Japan will maintain its current zero interest policy for the foreseeable future. We would expect to see more concrete reform proposals from Prime Minister Koizumi. Unfortunately for the Japanese economy, any reforms are likely to lead to further economic slowing and a rise in unemployment over the short term. Nonetheless, we expect the Bank of Japan to pursue a course of easy monetary policy and accelerate its government bond purchases.

Respectfully submitted,

Ian Kelson

Head of International Fixed Income and chairman of the International Bond Fund's Investment Advisory Committee

July 23, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee members in developing and executing the fund's investment program.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                                  12/31/00              6/30/01

International Bond Fund - Advisor Class
--------------------------------------------------------------------------------

Price Per Share                            $          8.47      $          7.74

Dividends Per Share

For 6 months                                          0.18!                0.17

For 12 months                                         0.29!                0.35

30-Day Dividend Yield *                               4.27%                4.00%

Weighted Average Maturity (years)                      7.7                  7.8

Weighted Average Effective Duration (years)            5.5                  5.3

Weighted Average Quality**                             AA+                  AA+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.
!    Reclassified as return of capital.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


INTERNATIONAL BOND FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

As of 6/30/01

                                                                    J.P. Morgan
                                          J.P. Morgan                     Global
                                             Non-U.S.                 Government
                                               Dollar                       Bond
               International               Government               Broad Index,
                 Bond Fund -                     Bond                   Non-U.S.
               Advisor Class             Index $9,210              Dollar $9,240

3/31/00               10,000                   10,000                     10,000
6/00                   9,934                    9,938                      9,884
6/01                   9,210                    9,240                      9,214


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                      Since            Inception
Periods Ended 6/30/01           1 Year            Inception                 Date
--------------------------------------------------------------------------------

International Bond
Fund - Advisor Class            -6.78%               -6.34%              3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period

International Bond Fund - Advisor Class shares

                                           6 Months              3/31/00
                                              Ended              Through
                                            6/30/01             12/31/00

NET ASSET VALUE

Beginning of period                 $          8.47      $          8.88

Investment activities
         Net investment
         income (loss)                         0.17*                0.30*
         Net realized
         and unrealized
         gain (loss)                          (0.73)               (0.42)

         Total from
         investment
         activities                           (0.56)               (0.12)

Distributions
         Net investment
         income                               (0.17)                  --

         Tax return
         of capital                               -                (0.29)

NET ASSET VALUE

End of period                       $          7.74      $          8.47
                                    ---------------      ---------------

Ratios/Supplemental Data

Total
return (diamond)                           (6.65)%*             (1.29)%*

Ratio of total
expenses to
average net
assets                                      1.15%*!              1.15%*!

Ratio of net
investment income
(loss) to average
net assets                                  4.21%*!              4.60%*!

Portfolio
turnover rate                               106.0%!         160.5%[root]

Net assets,
end of period
(in thousands)                      $           178      $           120

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 1.15% voluntary expense limitation in effect through 12/31/01.
       !  Annualized
  [root] Excludes the effect of the acquisition of the T. Rowe Price Global Bond Fund's assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                  June 30, 2001

Portfolio of Investments
--------------------------------------------------------------------------------

Par                        Value

In thousands

ARGENTINA 0.2%

Government Bonds 0.2%

Republic of Argentina

  FRB, 5.563%,
  3/31/05 (miscellaneous footnote)     USD            1,171     $           962

  12.25%, 6/19/18 (miscellaneous footnote)            1,050                 747

Total Argentina  (Cost $1,721)                                            1,709


BELGIUM 3.4%

Government Bonds 3.4%

Kingdom of Belgium,
  7.25%, 4/29/04                       EUR           28,250              25,629

Total Belgium  (Cost $28,287)                                            25,629


BRAZIL 1.6%

Government Bonds 1.6%

Republic of Brazil

  EI, FRN, 5.625%,
  4/15/06 (miscellaneous footnote)     USD            2,792               2,488

  (Class C), 8.00%,
  4/15/14 (miscellaneous footnote)                   10,460               7,760

  Par, FRN, 6.00%, 4/15/24                            2,060               1,369

Total Brazil (Cost $12,177)                                              11,617


BULGARIA 0.2%

Government Bonds 0.2%

National Republic of
Bulgaria IAB, FRN, 6.313%,
7/28/11 (miscellaneous footnote)                      1,750               1,384

Total Bulgaria  (Cost $1,335)                                             1,384


CANADA 4.5%

Government Bonds 4.4%

Government of Canada

  5.00%, 9/1/04                        CAD           19,000              12,357

  6.00%, 6/1/08                                      17,345              11,543

  9.75%, 6/1/21                                       9,750               9,066

                                                                         32,966

Corporate Bonds 0.1%

Air Canada, 10.25%,
  3/15/11 (miscellaneous footnote)     EUR            1,250                 954

                                                                            954

Total Canada  (Cost $35,121)                                             33,920


DENMARK 2.1%

Government Bonds 2.1%

Kingdom of Denmark

  6.00%, 11/15/02                      DKK           52,000     $         6,007

  8.00%, 3/15/06                                     76,850               9,815

Total Denmark  (Cost $17,434)                                            15,822


FRANCE 13.4%

Government Bonds 13.4%

Bons du Tresor Annuel, 4.00%,
4/25/09                                EUR           28,185              22,204

Government of France
  4.50%, 7/12/03                                     35,000              29,755

  5.25%, 4/25/08                                      8,010               6,897

Obligation Assimilable
du Tresor, 5.50%,
4/25/29 (miscellaneous footnote)                     13,285              10,816

Republic of France, 5.00%, 7/12/05                   36,000              30,969

Total France  (Cost $107,863)                                           100,641


GERMANY 14.4%

Government Bonds 14.2%

Bundesobligation, 4.50%, 5/19/03                     22,500              19,132

Bundesrepublic

  4.00%, 7/4/09                                       3,880               3,070

  5.25%, 1/4/08                                      14,990              12,992

  6.00%, 1/4/07                                      20,850              18,791

  6.50%, 7/4/27                                       2,000               1,863

  6.75%, 7/15/04                                      5,500               4,957

  7.50%, 11/11/04                                     6,659               6,158

Federal Republic of Germany

  4.75%, 7/4/28                                      12,995               9,566

  5.25%, 7/4/10 (miscellaneous footnote)             35,130              30,155

                                                                        106,684


Corporate Bonds 0.2%

Messer Griesheim Holdings, 10.375%,
6/1/11 (miscellaneous footnote)                       1,500               1,322

                                                                          1,322

Total Germany  (Cost $114,708)                                          108,006


GREECE 0.9%

Government Bonds 0.9%

Hellenic Republic, 6.50%, 1/11/14                     7,014      $        6,315

Total Greece  (Cost $6,986)                                               6,315


ITALY 3.8%

Government Bonds 3.8%

Buoni del Tesoro Poliennali

  5.25%, 12/15/05                                    20,450              17,646

  6.00%, 5/1/31                                      10,165               8,605

  7.25%, 11/1/26                                      2,484               2,452

Total Italy  (Cost $30,484)                                              28,703


JAPAN 20.9%

Government Bonds 20.9%

Government of Japan

  0.50%, 6/20/06                       JPY        3,000,000              24,208

  0.90%, 3/20/06                                    770,000               6,313

  0.90%, 12/22/08                                 7,595,000              61,378

  1.30%, 6/20/11                                  5,880,000              47,887

  2.20%, 6/22/20                                  1,955,000              16,884

Total Japan  (Cost $159,159)                                            156,670


MEXICO 1.3%

Government Bonds 1.3%

United Mexican States

  9.875%,
  1/15/07 (miscellaneous footnote)     USD            9,050               9,964

Total Mexico  (Cost $9,544)                                               9,964


NETHERLANDS 4.1%

Government Bonds 4.1%

Government of Netherlands

  5.50%, 1/15/28                       EUR              235                 192

  5.75%, 1/15/04                                     34,624              30,246

Total Netherlands  (Cost $35,522)                                        30,438


POLAND 1.0%

Government Bonds 1.0%

Government of Poland

  6.00%, 11/24/10                      PLN           20,850     $         3,566

  8.50%, 2/12/06                                     16,800               3,559

Total Poland  (Cost $7,430)                                               7,125


RUSSIA 0.6%

Government Bonds 0.6%

Russian Federation, 5.00%,
  3/31/30                              USD            8,924               4,219

Total Russia  (Cost $3,666)                                               4,219


SINGAPORE 0.2%

Corporate Bonds 0.2%

Flextronics International, 9.75%,
7/1/10 (miscellaneous footnote)        EUR            2,075               1,767

Total Singapore  (Cost $2,010)                                            1,767


SOUTH AFRICA 1.4%

Government Bonds 1.4%

Republic of South Africa, 13.00%,
  8/31/10 (miscellaneous footnote)     ZAR           76,000              10,577

Total South Africa  (Cost $11,969)                                       10,577


SPAIN 4.8%

Government Bonds 4.8%

Bonos del Estado

  4.00%, 1/31/10                       EUR           24,140              18,606

  4.95%, 7/30/05                                      8,450               7,222

  6.00%,
  1/31/29 (miscellaneous footnote)                   12,213              10,432

Total Spain  (Cost $42,395)                                              36,260


SUPRANATIONAL 0.1%

Government Bonds 0.1%

European Investment Bank, 2.125%,
  9/20/07 (miscellaneous footnote)     JPY          100,000                 881

Total Supranational  (Cost $977)                                            881


SWEDEN 1.3%

Government Bonds 1.1%

Kingdom of Sweden

  5.00%, 1/15/04                       SEK            6,600     $           607

  5.00%, 1/28/09                                     84,500               7,578

                                                                          8,185


Corporate Bonds 0.2%

Alfa Laval Special Finance, 12.125%,
  11/15/10                             EUR            1,800               1,670

                                                                          1,670

Total Sweden  (Cost $11,948)                                              9,855


UNITED KINGDOM 5.1%

Government Bonds 2.0%

United Kingdom Treasury

  4.25%, 6/7/32                        GBP            9,005              11,219

  9.00%, 10/13/08                                     2,370               4,044

                                                                         15,263


Corporate Bonds 3.1%

Abbey National Treasury, 5.25%,
1/21/04 (miscellaneous footnote)                      4,935               6,826

Alliance & Leicester
Building Society, 8.75%, 12/7/06                      3,900               6,069

DONCASTERS, 8.125%, 5/1/09                            1,160               1,715

LCR Finance, 4.75%, 12/31/10                          2,890               3,756

Lloyds Bank, STEP, 5.625%,
  7/15/49 (miscellaneous footnote)     EUR            4,100               3,370

Telewest Communications, STEP, 0%,
  4/15/09 (miscellaneous footnote)     GBP            1,677               1,134

                                                                         22,870

Total United Kingdom  (Cost $43,313)                                     38,133


UNITED STATES 13.0%

Government Bonds 5.8%

Federal Home Loan Mortgage,
5.25%, 1/15/06                         EUR           17,540              15,159

KFW International Finance,
  5.50%, 6/18/04                       GBP           20,140              28,029

                                                                         43,188


Corporate Bonds 2.2%

American Standard, 7.125%,
  6/1/06 (miscellaneous footnote)      EUR            2,080               1,785

Dura Operating, 9.00%, 5/1/09                           778                 606

Huntsman ICI Chemicals, 10.125%,7/1/09                1,660               1,391


  NTL STEP, 0%, 4/1/08                 GBP            2,010     $         1,203

SunAmerica Institutional Funding

  5.125%, 4/15/08                      EUR           16,550               7,025

  5.25%, 5/20/09                                     34,100               4,300

                                                                         16,310


Money Market Funds 5.0%

T. Rowe Price Reserve Investment Fund,
  4.34% #                              USD           37,925              37,925

                                                                         37,925

Total United States  (Cost $107,936)                                     97,423


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------

Value
--------------------------------------------------------------------------------

In thousands

Total Investments in Securities
98.3% of Net Assets (Cost $791,985)                      $737,058

Forward Currency Exchange Contracts
In thousands

                                                                      Unrealized
Counterparty      Settlement   Receive            Deliver            Gain (Loss)

JP Morgan Chase   7/09/01      PLN      31,819    USD       7,984   $       (67)

JP Morgan Chase   7/09/01      USD      13,852    PLN      57,752   $      (518)

JP Morgan Chase   7/17/01      EUR       3,036    USD       2,590   $       (17)

JP Morgan Chase   7/17/01      USD      49,234    EUR      56,070   $     1,732

JP Morgan Chase   7/17/01      EUR       4,440    GBP       3,753   $       (51)

JP Morgan Chase   7/17/01      GBP       3,397    USD       4,823   $       (43)

JP Morgan Chase   7/17/01      USD      17,238    GBP      12,071   $       249

JP Morgan Chase   7/17/01      JPY  15,719,300    USD     128,193   $    (1,900)

JP Morgan Chase   7/17/01      USD     130,009    JPY  15,940,609   $     1,938

JP Morgan Chase   8/14/01      USD       2,888    ZAR      23,256   $        23

JP Morgan Chase   8/16/01      JPY  10,523,773    USD      86,567   $    (1,742)

JP Morgan Chase   9/18/01      CAD      11,119    USD       7,292   $        24

JP Morgan Chase   9/24/01      AUD      11,469    USD       5,918   $       (83)

Net unrealized gain (loss) on open forward
currency exchange contracts                                                (455)

Other Assets Less Liabilities                                            13,278

NET ASSETS                                                          $   749,881
                                                                    -----------

(miscellaneous
footnote)      All or portion of this security is on loan
        #      Seven-day yield
       EI      Eligible interest bond
      FRB      Floating rate bond
      FRN      Floating rate note
     STEP      Stepped coupon note for which the interest rate will adjust on specified future date(s).
      CAD      Canadian dollar
      DKK      Danish krone
      EUR      Euro
      GBP      British sterling
      JPY      Japanese yen
      PLN      Polish zloty
      SEK      Swedish krona
      USD      U.S. dollar
      ZAR      South African rand


The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                  June 30, 2001

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

In thousands

Assets

Investments in securities,
at value (cost $791,985)                                   $  737,058

Securities lending collateral                                 104,544

Other assets                                                   18,536

Total assets                                                  860,138

Liabilities

Obligation to return
securities lending collateral                                 104,544

Other liabilities                                               5,713

Total liabilities                                             110,257


NET ASSETS                                                 $  749,881
                                                           ----------

Net Assets Consist of:

Accumulated net
investment income -
net of distributions                                       $   (2,621)

Accumulated net realized
gain/loss -
net of distributions                                          (72,851)

Net unrealized
gain (loss)                                                   (56,006)

Paid-in-capital
applicable to 96,766,124
shares of $0.01
par value capital
stock outstanding;
2,000,000,000
shares of the
Corporation authorized                                        881,359

NET ASSETS                                                 $  749,881
                                                           ----------

International Bond shares
($749,703,169/96,743,082
shares outstanding)                                        $     7.75
                                                           ----------

International Bond
Advisor Class shares
($178,238/23,042 shares
outstanding)                                               $     7.74
                                                           ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------

In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/01

Investment Income (Loss)

Income

Interest                                                   $   20,588

Securities lending                                                223

Total income                                                   20,811

Expenses
  Investment management                                         2,576
  Shareholder servicing
    International Bond shares                                     822
    International Bond Advisor Class shares                         1
  Custody and accounting                                          192
  Registration                                                     42
  Prospectus and shareholder reports
    International Bond shares                                      22
    International Bond Advisor Class shares                        --
  Legal and audit                                                  11
  Directors                                                         4
  Miscellaneous                                                     2

  Total expenses                                                3,672

Net investment income (loss)                                   17,139

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                  (12,756)
  Foreign currency transactions                               (14,295)
  Net realized gain (loss)                                    (27,051)

Change in net unrealized gain or loss
  Securities                                                  (49,595)
  Other assets and liabilities
  denominated in foreign currencies                             7,535
  Change in net unrealized gain or loss                       (42,060)

Net realized and unrealized gain (loss)                       (69,111)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (51,972)
                                                           -----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        17,139      $        33,426

  Net realized
  gain (loss)                                      (27,051)             (93,504)

  Change in net
  unrealized
  gain or loss                                     (42,060)              39,529

  Increase (decrease)
  in net assets from operations                    (51,972)             (20,549)

Distributions to shareholders

  Net investment income
  International Bond shares                        (17,135)                --

    International Bond
    Advisor Class shares                                (4)                --

  Tax return of capital
    International Bond shares                         --                (32,686)

    International Bond
    Advisor Class shares                              --                     (2)

  Decrease in net
  assets from distributions                        (17,139)             (32,688)

Capital share transactions*
  Shares sold
    International Bond shares                      133,073              167,883

    International Bond
    Advisor Class shares                               837                  252

  Shares issued in connection with fund acquisition
    International Bond shares                           --               23,063

  Distributions reinvested
    International Bond shares                       16,008               30,385

    International Bond
    Advisor Class shares                                 3                   --

  Shares redeemed
    International Bond shares                      (83,283)            (193,767)

    International Bond
    Advisor Class shares                              (763)                (134)

  Increase (decrease)in net assets from capital
  share transactions                                65,875               27,682

Net Assets

Increase (decrease)
during period                                       (3,236)             (25,555)
Beginning of period                                753,117              778,672

End of period                              $       749,881      $       753,117
                                          --------------------------------------

* Share information
  Shares sold

    International Bond shares                       16,152               20,018

    International Bond
    Advisor Class shares                                99                   30

  Shares issued in connection with fund acquisition
  International Bond shares                             --                2,894

  Distributions reinvested
    International Bond shares                        1,987                3,598

    International Bond
    Advisor Class shares                                 1                   --

  Shares redeemed
    International Bond shares                      (10,277)             (22,640)

    International Bond
    Advisor Class shares                               (91)                 (16)

Increase (decrease) in shares outstanding            7,871                3,884

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                  June 30, 2001


Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The International Bond Fund (the International Fund) and the Emerging Markets Bond Fund (the Emerging Markets Fund) are two portfolios established by the corporation and commenced operations on September 10, 1986, and December 30, 1994, respectively. The International Fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The Emerging Markets Fund seeks to provide high income and capital appreciation.

The International Fund has two classes of shares-International Bond shares, offered since September 10, 1986, and International Bond Advisor Class, first offered on March 31, 2000. International Bond Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost in local currency which, when combined with accrued interest, approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and discounts on debt securities are amortized for financial reporting purposes.

Class Accounting The International Bond Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis and paid monthly.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2001, approximately 96% of Emerging Markets Fund's and 7% of International Fund's net assets were invested in securities denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Noninvestment-Grade Debt Securities At June 30, 2001, approximately 69% of Emerging Markets Fund's and 4% of International Fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Forward Currency Exchange Contracts During the six months ended June 30, 2001, the International Fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Securities Lending Each fund lends its securities to approved brokers to earn additional income. It receives as initial collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities.

At June 30, 2001, the value of International Fund's loaned securities was $89,152,000; aggregate collateral consisted of $104,544,000 in the securities lending collateral pool. The value of the Emerging Markets Fund's loaned securities was $43,088,000; aggregate collateral consisted of $43,640,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended June 30, 2001, were as follows:

--------------------------------------------------------------------------------
                                                                       Emerging
                                             International              Markets

Purchases                                  $   463,555,000      $    81,753,000

Sales                                          381,818,000           87,524,000


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the International Fund had $22,656,000 of capital loss carryforwards, including $1,044,000 from the acquisition of the
T. Rowe Price Global Bond Fund; $384,000 expires in 2006, $6,341,000 in 2007, and $15,932,000 thereafter through 2008. In 2000, the Emerging Markets Fund utilized $8,095,000 of capital loss carryforwards for federal income tax purposes. As of December 31, 2000, the Emerging Markets Fund had $14,068,000 of capital loss carryforwards, all of which expires in 2007. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At June 30, 2001, the costs of investments for the International and Emerging Markets Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $791,985,000 and $156,907,000, respectively. Net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------
                                                                       Emerging
                                             International              Markets

Appreciated investments                    $     2,571,000      $     5,559,000

Depreciated investments                        (57,498,000)          (6,905,000)

Net unrealized gain (loss)                 $   (54,927,000)     $    (1,346,000)
                                           -------------------------------------


NOTE 4 - ACQUISITION

On November 1, 2000, the International Fund acquired substantially all of the assets of T. Rowe Price Global Bond Fund (the Global), pursuant to the Agreement and Plan of Reorganization dated September 1, 2000, and approved by Global Fund shareholders on October 25, 2000. The acquisition was accomplished by a tax-free exchange of 2,893,716 shares of the International Fund, having a value of $23,063,000, for the 2,729,339 shares of the Global Fund outstanding at the merger date. The Global Fund's net assets at that date, which included $2,955,000 of accumulated net realized loss, $2,425,000 of net unrealized loss, and $73,000 of accumulated net operating loss, were combined with those of the International Fund, resulting in aggregate net assets of $689,329,000.


NOTE 5 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group.

The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $417,000 and $100,000 were payable at June 30, 2001, by the International and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the International Fund and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause International Bond Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, International Bond Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%. Pursuant to this agreement, $1,000 of International Bond Advisor Class's expenses were borne by the manager for the six months ended June 30, 2001. At June 30, 2001, expenses in the amount of $1,000 remain subject to reimbursement by International Bond Advisor Class through December 31, 2003.

In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The International and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $311,000 and $123,000, respectively, for the six months ended June 30, 2001, of which $63,000 and $10,000, respectively, were payable at period-end.

Additionally, each fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 53.4% of the outstanding shares of the International Bond at June 30, 2001. Spectrum Income Fund and Spectrum International Fund held approximately 48.8% of the outstanding shares of the Emerging Markets Fund at June 30, 2001. For the six months then ended, the International Fund was allocated $523,000 of Spectrum expenses, $47,000 of which was payable at period end; and the Emerging Markets Fund was allocated $110,000 of Spectrum expenses, $10,000 of which was payable at period-end.

The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the International and the Emerging Markets Funds for the six months ended June 30, 2001, totaled $3,278,000 and $64,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.*


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, Diversifying Overseas:
A Guide to International Investing, Personal Strategy Planner,
Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

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Blue Chip Growth

Capital Appreciation

Capital Opportunity

Developing Technologies

Diversified Small-Cap Growth

Dividend Growth

Equity Income

Equity Index 500

Extended Equity Market Index

Financial Services

Growth & Income

Growth Stock

Health Sciences

Media & Telecommunications

Mid-Cap Growth

Mid-Cap Value

New America Growth

New Era

New Horizons*

Real Estate

Science & Technology

Small-Cap Stock

Small-Cap Value

Spectrum Growth

Tax-Efficient Growth

Tax-Efficient Multi-Cap Growth

Total Equity Market Index

Value


BLENDED ASSET FUNDS

Balanced

Personal Strategy Balanced

Personal Strategy Growth

Personal Strategy Income

Tax-Efficient Balanced


BOND FUNDS

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Corporate Income

GNMA

High Yield

New Income

Short-Term Bond

Spectrum Income

Summit GNMA

U.S. Bond Index

U.S. Treasury Intermediate

U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond

Florida Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term

Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

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Tax-Free High Yield

Tax-Free Income

Tax-Free Intermediate Bond

Tax-Free Short-Intermediate

Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve

Summit Cash Reserves

U.S. Treasury Money


Tax-Free

California Tax-Free Money

Maryland Tax-Free Money

New York Tax-Free Money


INTERNATIONAL/GLOBAL FUNDS

Stock


Emerging Europe & Mediterranean

Emerging Markets Stock

European Stock

Global Stock

Global Technology

International Discovery*

International Equity Index

International Growth & Income

International Stock

Japan

Latin America

New Asia

Spectrum International


Bond

Emerging Markets Bond

International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

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Equity Index 500 Portfolio

Health Sciences Portfolio

International Stock Portfolio

Limited-Term Bond Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

Prime Reserve Portfolio


Money Funds (cont.)

Summit Municipal

Money Market

Tax-Exempt Money


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as
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ADVISORY SERVICES*

T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or
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objectives.

Investment CheckupSM offers a second opinion on your portfolio. We analyze your
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T. Rowe Price Rollover Investment Service offers asset allocation advice to
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RETIREMENT INFORMATION

Planning and Informational Guides


Minimum Required Distributions Guide

Retirement Planning Kit

Retirement Readiness Guide

Tax Considerations for Investors


Insights Reports

The Challenge of Preparing for Retirement

Financial Planning After Retirement

The Roth IRA: A Review

*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS

General Information

The ABCs of Giving

Back to Basics: The ABCs of Investing

The Challenge of Preparing for Retirement

Financial Planning After Retirement

Getting Started: Investing With Mutual Funds

The Roth IRA: A Review

Tax Information for Mutual Fund Investors


Investment Strategies

Conservative Stock Investing

Dollar Cost Averaging

Equity Index Investing

Growth Stock Investing

Investing for Higher Yield

Managing Risk Through Diversification

The Power of Compounding

Value Investing

Types of Securities

The Basics of International Stock Investing

The Basics of Tax-Free Investing

The Fundamentals of Fixed-Income Investing

Global Bond Investing

Investing in Common Stocks

Investing in Emerging Growth Stocks

Investing in Financial Services Stocks

Investing in Health Care Stocks

Investing in High-Yield Municipal Bonds

Investing in Industry-Focused Stock Funds

Investing in Money Market Securities

Investing in Mortgage-Backed Securities

Investing in Natural Resource Stocks

Investing in Science and Technology Stocks

Investing in Small-Company Stocks

Understanding Derivatives

Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds

Getting Started: An Introduction to Individual Securities

What You Should Know About Bonds

What You Should Know About Margin and Short-Selling

What You Should Know About Options

What You Should Know About Stocks


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T. Rowe Price Associates
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T. Rowe Price Investment Services, Inc., Distributor.         E276-051  6/30/01